SEMI-ANNUAL
REPORT


INTERNATIONAL FUND                   (LOGO)                 INSTITUTIONAL SHARES

                                 ARTISAN FUNDS
                               DECEMBER 31, 1999

                                                                 2/24/00 - A0017

ARTISAN INTERNATIONAL FUND
INSTITUTIONAL SHARES
(A Series of Artisan Funds, Inc.)

Table of Contents

               --------------------------------------------------
               LETTER TO SHAREHOLDERS...........................3

               SCHEDULE OF INVESTMENTS..........................9

               PORTFOLIO DIVERSIFICATION.......................13

               STATEMENT OF ASSETS & LIABILITIES...............14

               STATEMENT OF OPERATIONS.........................15

               STATEMENTS OF CHANGES IN NET ASSETS.............16

               FINANCIAL HIGHLIGHTS............................17

               NOTES TO FINANCIAL STATEMENTS...................18
               --------------------------------------------------

ARTISAN FUNDS
SUITE 1700
1000 NORTH WATER STREET
MILWAUKEE, WI 53202-3197
800.399.1770

This report and the financial statements contained herein are provided for the general information of the shareholders of the Artisan International Fund Institutional Shares. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. FOR MORE INFORMATION ON THE INSTITUTIONAL SHARES OF THE FUND, INCLUDING FEES AND EXPENSES, PLEASE CALL 800.399.1770 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

ARTISAN
INTERNATIONAL FUND
(Institutional Shares)

Letter to Shareholders - December 31, 1999

Effective July 1, 1997, the Artisan International Fund began offering two classes of capital shares: International Shares and Institutional Shares. Additional information regarding each class of shares is available in the Fund's prospectus. Performance data herein relates to the International Shares prior to July 1, 1997 and the Institutional Shares subsequent to July 1, 1997.

THE FUND'S PERFORMANCE
The Fund gained 56.69% during the six months ended December 31, 1999, and significantly outperformed its benchmark, the Morgan Stanley EAFE Index, which rose 22.12%. Also, the Fund posted results for the six-month period that were greater than its peer group, the Lipper International Fund Index, which returned 28.93%.

                            COMPARATIVE PERFORMANCE

                    Artisan                         Lipper
                 International                   International
                     Fund         EAFE Index       Fund Index
                  ---------       ----------       ----------
12/28/95           $10,000         $10,000           $10,000
3/31/96             10,910          10,289            10,467
6/30/96             12,080          10,452            10,895
9/30/96             12,220          10,439            10,903
12/31/96            13,437          10,605            11,472
3/31/97             14,153          10,439            11,756
6/30/97             14,607          11,793            13,072
9/30/97             14,850          11,710            13,322
12/31/97            13,913          10,793            12,303
3/31/98             16,730          12,381            14,129
6/30/98             18,171          12,512            14,249
9/30/98             14,744          10,734            12,000
12/31/98            18,436          12,952            13,861
3/31/99             20,516          13,132            14,039
6/30/99             21,374          13,465            14,818
9/30/99             22,460          14,056            15,317
12/31/99            33,490          16,444            19,105





--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                         1-YEAR         3-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund           81.65%         35.54%         35.14%
--------------------------------------------------------------------------------
EAFE Index                           26.96%         15.73%         13.19%
--------------------------------------------------------------------------------
Lipper International Fund Index      37.83%         18.51%         17.50%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENT ACCOUNTING METHODS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan International Fund International Shares on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997 to December 31, 1999, with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index. All information on performance of the Artisan International Fund included in this report is for International Shares (retail) prior to July 1, 1997 and Institutional Shares subsequent to July 1, 1997.

The Fund's Institutional Shares paid a total distribution of $0.5993 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.2751 of short-term capital gains, $0.2643 of long-term capital gains and $0.0599 of ordinary income. The reinvestment NAV was $22.18. No other distributions were paid in 1999.

OUR INVESTMENT APPROACH
The complexity of international investing lends itself to many investment approaches. As we initiate our review of the Fund for the past six months, we believe it's appropriate to survey how we select securities for the Fund's portfolio.

We maintain that international markets may provide investors with growth opportunities that are discrete from those obtainable in the U.S. The Fund seeks to identify companies that we believe are well positioned to capitalize on these opportunities.

In the global market, a number of factors may influence this process. Attractive companies may emerge in countries experiencing political or economic change. Others invite attention due to business trends including deregulation and privatization, corporate restructuring and consolidation or technological expansion. These were themes with which we experienced success during 1999.

We are fundamentally stock pickers, attempting to assemble a broadly diversified portfolio of stocks that are not allocated according to set percentages with regard to regions or countries. For example, we will not maintain a specific position in Japan simply because it represents a specific portion of the EAFE Index - our regional and country weightings are a residual of our stock selections.

Intensive research and analysis are primary elements in our process, with our portfolio management team traveling widely to meet with company management, its customers, suppliers and bankers. We are looking for companies that exhibit specific, essential characteristics. We look for companies with effective management displaying a focus on shareholder value, a dominant or accelerating position in their industry and the ability to provide significant and sustainable growth. Also, we pursue firms trading at what we consider a reasonable valuation.

SIX MONTH REVIEW
The Artisan International Fund's Institutional Shares ended the year with its best quarter ever, up 49.11%, and December marked its best month since inception as these shares gained 21.56%. For the month, nearly half of the portfolio holdings gained 20% or more as the rally in international markets that began in early 1999 accelerated during the second half of the year. In our opinion, what was especially significant as the year ended was the buying surge in telecommunications and technology shares.

We contend that the performance of international markets throughout the year reflected the substantially improved condition of these markets from a year ago and, in part, from the failure of frequently predicted adverse events to emerge. For example, emerging markets rebounded strongly as the year began and maintained their rally through the second half of the year, avoiding the year-end sell off that was predicted because of Y2K concerns.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

Developed markets also participated in the international comeback, with some, such as the United Kingdom and Germany, staging late year rallies. France also displayed a strong economy and participated in the year's closing rally in technology and telecommunications.

This worldwide surge in technology and telecommunications shares in the fourth quarter provided the Fund with significant gains. Also, during the period our holdings in financial services and global media had a positive impact on the Fund's portfolio.

A notable story for the Fund during the second half of the year was the increased exposure to Japan. In August, we nearly doubled our Japan weighting as our research uncovered several attractive opportunities. Some were in industries where secular growth was strong and others resided in areas where restructuring offered increased earnings potential.

We made these investments despite our concerns with Japan's continuing macroeconomic problems, because in our view, Japanese companies were starting to display increased shareholder friendliness, innovation and restructuring.

PORTFOLIO CHARACTERISTICS
On December 31, 1999, total net assets in the Fund were $3.1 billion, of which $776.2 million were in Institutional Shares. As of June 30, Fund total net assets stood at $1.1 billion. Reflecting, in part, strong performance throughout the portfolio and a shift in portfolio makeup, the median market cap of our holdings rose to $4.6 billion from $3.7 billion, and the weighted average market cap rose to $40.4 billion from $17.6 billion.

-------------------------------------------
    REGION/COUNTRY ALLOCATION (%)<F1>
-------------------------------------------
EUROPE                               51.7%
-------------------------------------------
UNITED KINGDOM                        10.6
ITALY                                 10.0
NETHERLANDS                            7.8
FRANCE                                 5.6
GERMANY                                5.6
FINLAND                                4.3
SWEDEN                                 3.3
SWITZERLAND                            2.6
SPAIN                                  1.1
IRELAND                                0.3
NORWAY                                 0.2
AUSTRIA                                0.2
PORTUGAL                               0.1
DENMARK                            0.0<F2>
-------------------------------------------
ASIA/PACIFIC                         22.7%
-------------------------------------------
JAPAN                                 15.4
AUSTRALIA                              2.4
HONG KONG                              2.3
SINGAPORE                              2.0
KOREA                                  0.3
NEW ZEALAND                            0.3
-------------------------------------------
LATIN AMERICA                         4.8%
-------------------------------------------
BRAZIL                                 3.6
MEXICO                                 1.2
-------------------------------------------
NORTH AMERICA                        16.0%
-------------------------------------------
CANADA                                13.7
BERMUDA                                2.3
-------------------------------------------
OTHER ASSETS LESS LIABILITIES         4.8%
-------------------------------------------
TOTAL                               100.0%
-------------------------------------------

<F1> As a percentage of total net assets as of December 31, 1999.
<F2> Less than 0.1%.

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

Based on 2000 estimates, our weighted average growth rate of 23.9% fell below our weighted average P/E of 32X, as the upward movement of many of our holdings lifted P/E ratios. On December 31, we were 95.2% invested in equities, which we consider fully invested.

--------------------------------------------------------------------------------
                         SECTOR DIVERSIFICATION (%)<F3>
--------------------------------------------------------------------------------
SECTOR                                                6/30/99        12/31/99
--------------------------------------------------------------------------------
Consumer Cyclical                                       17.9           18.5
--------------------------------------------------------------------------------
Consumer Non-Cyclical                                   11.5            2.7
--------------------------------------------------------------------------------
Diversified                                              0.0            0.3
--------------------------------------------------------------------------------
Financial                                               21.8           12.7
--------------------------------------------------------------------------------
Industrial                                               5.9            9.1
--------------------------------------------------------------------------------
Technology                                               6.2           12.6
--------------------------------------------------------------------------------
Telecommunications (Equipment and Services)             25.1           27.5
--------------------------------------------------------------------------------
Utilities                                                8.5           11.8
--------------------------------------------------------------------------------
Other assets less liabilities                            3.1            4.8
--------------------------------------------------------------------------------
TOTAL                                                 100.0%         100.0%
--------------------------------------------------------------------------------

<F3> As a percentage of total net assets as of June 30, 1999 and December 31,
     1999, respectively.

Concerning sector diversification, there were some notable changes in emphasis from June 30. A move into media companies boosted Consumer Cyclicals, while profit taking in food and pharmaceuticals lowered our exposure to Consumer Non-Cyclicals. The Financial sector de-emphasis reflected the sale of a number of bank holdings. Our commitment to software companies, in large part, accounted for the increase in the Technology sector. And increased positions in telephone utilities accounted for the jump in the Utilities sector. The Telecommunications sector - equipment and services - also rose. Deregulation, privatization, technological advances and the growing acceptance of the Internet continued to create exceptional opportunities in this sector.

Media companies performed quite well for the Fund during this period. Tokyo Broadcasting System (TBS)<F1> reflects our growing exposure to the media industry and our renewed interest in Japan. TBS is a leading nationwide broadcaster in Japan and, in our opinion, appears well positioned to benefit from both an increase in spending by advertisers and technological change.

We anticipate a recovery in ad spending within Japan. Recent deregulation may also create increased advertising spending by international companies. With the launch of a broadcast satellite later this year, TBS may become a multi-channel broadcaster. Thus, in both content and distribution platforms, the company could generate growth by exploiting new media opportunities.

<F1> The discussion of Tokyo Broadcasting System (TBS) is for illustration only and is not intended as a recommendation.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

OUTLOOK AND STRATEGY
We are very optimistic about the potential for long-term capital growth in markets abroad, believing the investment themes we pursued for most of 1999, such as restructuring, privatization, deregulation, communications and information technology, will continue to lead us to investment opportunities.

Restructuring in Europe is having a positive impact in several areas. It's a subject we discussed in the Fund's most recent quarterly update. As we mentioned, our projection for increased European merger and acquisition (M&A) activity in 1999 was validated with examples such as the pending hostile takeover of Mannesman AG, a German telecommunications service provider and one of the Fund's top holdings, by Vodafone AirTouch, a British mobile telecommunications firm. Although hostile takeover actions are common in the U.S., they are only beginning to emerge in Europe. In October, the Financial Times reported that the third quarter was the first time in seven years that Europe had more M&A activity than the U.S. From our perspective, increased M&A activity should promote beneficial changes that may promote Europe's growth and global competitiveness.

--------------------------------------------------------------------------
                            TOP TEN HOLDINGS (%)<F4>
--------------------------------------------------------------------------
   COMPANY NAME                        COUNTRY                    %
--------------------------------------------------------------------------
   AT&T Canada, Inc.                   Canada                    3.1
--------------------------------------------------------------------------
   Trans Cosmos, Inc.                  Japan                     2.9
--------------------------------------------------------------------------
   Mannesmann AG                       Germany                   2.8
--------------------------------------------------------------------------
   BCE, Inc.                           Canada                    2.7
--------------------------------------------------------------------------
   Nortel Networks Corp.               Canada                    2.4
--------------------------------------------------------------------------
   Global Telesystems Group, Inc.      Bermuda                   2.3
--------------------------------------------------------------------------
   Colt Telecom Group PLC              United Kingdom            2.3
--------------------------------------------------------------------------
   UnitedGlobalCom, Inc.               Netherlands               2.2
--------------------------------------------------------------------------
   Telecom Italia Mobile SPA           Italy                     2.1
--------------------------------------------------------------------------
   BIPOP Carire SPA                    Italy                     2.0
--------------------------------------------------------------------------
                                       TOTAL                     24.8%
--------------------------------------------------------------------------

<F4> As a percentage of total net assets as of December 31, 1999.

We believe increased M&A activity may also stimulate the equity culture that is appearing in Europe. In our opinion, the privatization and deregulation activities in Europe have broadened the attractiveness of investing to European residents. We believe it's a very healthy change, and one that may also be occurring in Japan.

Other actions may spur development of the European equity culture. Consider a recent proposal in Germany to eliminate the capital gains tax on equity sales by corporations. We believe that if this proposal should become law - and we believe there's great support for it - untold tens of billions of dollars could be released from Germany's banks, stimulating growth in what is generally considered Europe's largest economy.

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

--------------------------------------------------------------------------------
            TOP 5 GAINERS<F5>                       TOP 5 LOSERS<F5>
--------------------------------------------------------------------------------
SECURITY                               %  SECURITY                           %
--------------------------------------------------------------------------------
Trans Cosmos, Inc.                 316.6  Nichiei Co., Ltd.              -74.1
NTT Mobile Communications Network  218.7  Call-Net Enterprises, Inc.     -43.7
Colt Telecom Group PLC             119.1  Promise Co. Ltd.               -20.0
Nortel Networks Corp.              114.1  Pharmacia & Upjohn, Inc.       -19.7
BCE, Inc.                           75.9  UBS AG                         -10.5
--------------------------------------------------------------------------------

<F5> For the six months ended December 31, 1999, these are the holdings that made the largest dollar difference in the portfolio. While some smaller holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

As we discussed earlier, we are beginning to see changes we like in Japan. Additionally, the Japanese economy may be experiencing a changing of the guard, as industries like steel and autos - traditional engines of the country's growth
- are giving ground to technology, telecommunications and Internet firms. The recent shift in focus in Japan has attracted new foreign investment. Nonetheless, we've been highly selective in our investments there because its equity market has been much like our own recently, with its strength narrowly defined.

The fourth quarter of 1999 was noteworthy for two reasons. The Fund posted its best quarter of performance since inception, and we were managing the greatest amount of assets we've had in the Fund thus far. We are aware of the cautious discussion about fund size and performance. We firmly believe, however, that international markets provide us with opportunities that may not be available to other investment strategies, and we consider the quality of the stocks in a portfolio far more important to fund performance than the size of the assets under management.

Although we are unable to predict future performance for the Fund, we believe the themes we discussed earlier - restructuring, privatization, deregulation, communications and information technology - should continue to provide us with investment opportunities that will assist us as we seek to achieve our long-term investment goals. We look to the future with enthusiasm.

Thank you for your confidence. We will continue doing our very best to justify your investment.

Sincerely,

/s/ Mark L. Yockey

Mark L. Yockey
Portfolio Manager

Effective July 1, 1997, the Fund began offering Institutional Shares for institutional investors meeting certain minimum investment requirements. A report on the International Shares is available under separate cover.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)

Schedule of Investments - December 31, 1999 (Unaudited)

                                                         SHARES       MARKET
                                                          HELD         VALUE
                                                         ------       ------
COMMON AND PREFERRED STOCKS - 95.2%

AUSTRALIA - 2.4%
  <F1>Cable & Wireless Optus Limited -
     telecommunication services                         8,274,600  $27,650,284
  Colonial Limited - diversified financial services     6,432,382   28,757,672
  <F1>LibertyOne Limited - internet content provider   15,300,000   16,874,679
                                                                   -----------
                                                                    73,282,635
AUSTRIA - 0.2%
  Bank Austria AG - diversified financial services         80,000    4,512,926

BERMUDA - 2.3%
  <F1>Global Telesystems Group, Inc.<F2> -
     telecommunication services                         2,040,160   70,640,540

BRAZIL - 3.6%
  <F1>Celular CRT Participacoes S.A. -
     telecommunication services                        89,859,900   15,668,900
  Cia de Saneamento Basico de Estado de Sao Paulo -
     water and sewage utility                          53,890,000    6,327,190
  Cia Riograndense Telecomunicacoes - Preferred -
     telecommunication services                        63,204,900   19,592,994
  Empresa Brasileira Aeronautica S.A. -
     aircraft manufacturer                              1,941,000    8,756,795
  Telecomunicacoes Brasileiras S.A. (ADR) -
     telecommunication services                           267,500   34,373,750
  Telecomunicacoes de Sao Paulo S.A. (ADR) -
     telecommunication services                           474,000   11,583,375
  Telesp Celular Participacoes S.A. (ADR) -
     cellular telecommunication services                  346,500   14,682,938
                                                                    ----------
                                                                   110,985,942
CANADA - 13.7%
  <F1>AT&T Canada, Inc.<F2> -
     telecommunication services                         2,376,400   95,650,100
  <F1>BCE Emergis, Inc. - information
     technology services                                   77,500    4,160,894
  BCE, Inc. - telecommunication services                  912,000   82,860,270
  <F1>Certicom Corporation - computer software            160,700    9,574,091
  <F1>Clearnet Communications, Inc. - Class A<F2> -
     cellular telecommunication services                1,540,500   52,954,688
  <F1>Cognos, Inc.<F2> - computer software                286,700   13,224,038
  <F1>Corus Entertainment, Inc. - Class B - multimedia    939,850   19,207,187
  Nortel Networks Corporation<F2> -
     telecommunications equipment                         727,000   73,427,000
  Shaw Communications Inc. - Class B - cable television   774,500   25,566,280
  <F1>Telesystem International Wireless, Inc. -
     cellular telecommunication services                1,199,050   44,107,761
                                                                   -----------
                                                                   420,732,309

DENMARK - 0.0%<F3>
  NESA A/S - electric utility                               8,438      687,474

                                                         SHARES       MARKET
                                                          HELD         VALUE
                                                         ------       ------
FINLAND - 4.3%
<F1>Comptel Oyj - communications software                  24,200   $1,702,550
  Helsingin Puhelin Oyj - telecommunication services      239,200   19,927,229
  Nokia Corporation (ADR) - telecommunication equipment   200,800   38,152,000
  PMJ Automec Oyj - electronic components                 118,850    1,397,173
  Sonera Group Oyj  - telecommunication services          634,200   43,474,501
  Tietoenator Oyj - information technology services       438,900   27,411,796
                                                                   -----------
                                                                   132,065,249

FRANCE - 5.6%
  Axa - multi-line insurance                               80,000   11,153,375
  Bouygues SA - building and construction                  68,500   43,541,177
  Groupe Danone - food and beverage producer               77,200   18,197,569
  Hachette Filipacchi Medias - publishing
     and periodicals                                      195,319   12,395,535
  Havas Advertising S.A. - advertising                     99,094   42,224,834
  Suez-Lyonnaise des Eaux S.A. - building
     and construction                                      79,500   12,741,411
  Unilog SA - information technology services             283,800   30,961,435
                                                                   -----------
                                                                   171,215,336

GERMANY - 5.6%
  <F1>1&1 Aktiengesellschaft & Co. -
     advertising services                                 114,691   17,099,022
  Deutsche Bank AG - money center bank                    209,000   17,653,450
  <F1>LHS Group, Inc.<F2> - communications software       103,500    2,542,219
  Mannesmann AG - machinery/general industry              361,200   87,143,197
  Marseille-Kliniken AG - healthcare services             144,457    1,586,154
  <F1>PrimaCom AG - cable television                      150,500    9,126,688
  ProSieben Media AG - television content                 136,700    7,945,561
  SAP AG-Vorzug - enterprise software & services           12,000    7,228,741
  <F1>Software AG - enterprise software & services        346,407   21,111,654
                                                                   -----------
                                                                   171,436,686
  HONG KONG - 2.3%
  <F1>China Telecom (Hong Kong) Limited - cellular
     telecommunication services                         9,417,100   58,754,661
  <F1>Founder Hong Kong Limited - computer-
     integrated systems and software applications      10,162,900   12,420,087
                                                                   -----------
                                                                    71,174,748

IRELAND - 0.3%
  Bank of Ireland - commercial bank                       976,600    7,771,843

ITALY - 10.0%
  Autogrill SPA - restaurants                           1,923,000   24,214,167
  Autostrade Concessioni e Construzioni
     Autostrade SPA, Roma - transportation services     2,226,700   15,163,122
  BIPOP Carire SPA - financial services                   680,800   60,247,848
  Class Editori SPA - publishing                          851,900   14,846,188
  <F1>Finmatica SPA - enterprise software/services      1,082,100   34,336,670
  Gucci Group NV<F2> - apparel manufacturer               333,200   38,151,400
  <F1>Olivetti SPA - telecommunication services         8,707,500   25,218,053
  Telecom Italia Mobile SPA - cellular
     telecommunication services                         5,674,000   63,387,133
  Unicredito Italiano SPA - commercial bank             6,000,000   29,495,197
                                                                   -----------
                                                                   305,059,778

                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                         SHARES       MARKET
                                                          HELD         VALUE
                                                         ------       ------
JAPAN - 15.4%
  Asatsu-DK Inc. - advertising agencies                   354,500  $23,940,981
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals        770,300   11,949,942
  Daiwa Securities Group, Inc. -
     brokerage/investment banking                         672,800   10,529,580
  Fujitsu Limited - computer manufacturer/information
     technology services                                  852,500   38,882,745
  ISB Corporation - software                                1,000       33,278
  KDD Corporation - telecommunication services            213,250   29,554,860
  NEC Corporation - electronic manufacturer/
     information technology services                    1,071,100   25,527,342
  Nihon Unisys, Ltd. - computer integrated
     services/information technology services             330,600   11,389,958
  Nippon Telegraph & Telephone Corporation -
     integrated telephone services                          3,398   58,202,018
  Nippon Television Network Corporation -
     television broadcasting                                9,160   10,758,540
  NTT Mobile Communications Network, Inc. -
     cellular telecommunication services                    1,479   56,890,184
  Promise Co. Ltd. - consumer finance                     498,700   25,381,619
  Takefuji Corporation - consumer finance                 232,200   29,067,613
  Tokyo Broadcasting System, Inc. -
     television broadcasting                              910,000   30,817,266
  Toyo Information Systems Co., Ltd. -
     information technology services                      284,000   20,013,703
  Trans Cosmos, Inc. - outsourcing/information
     technology services                                  209,300   89,316,632
                                                                   -----------
                                                                   472,256,261
KOREA - 0.3%
  SK Telecom Co. Ltd. (ADR) - cellular
     telecommunication services                           265,328   10,181,962

MEXICO - 1.2%
  <F1>Cifra S.A. de C.V. Series V - department stores  11,055,000   22,168,338
  <F1>Grupo Financiero Inbursa S.A. de C.V. -
     Class O - brokerage, insurance and
     financial services                                 1,826,489    7,479,448
  <F1>Seguros Comercial America - Class B -
     multi-line insurance                                 927,500    3,475,066
  Sigma Alimentos S.A. - Class B - food producer        1,270,077    2,680,901
                                                                   -----------
                                                                    35,803,753

NETHERLANDS - 7.8%
  ASR Verzekeringsgroep N.V. - multi-line
     insurance company                                    140,000    8,913,029
  Athlon Groep NV  - automobile leasing                   325,025    7,055,768
  Koninklijke KPN NV  - telecommunications services       613,807   59,915,038
  <F1>MIH Ltd.<F2> - cable & satellite television         589,800   34,798,200
  <F1>UnitedGlobalCom, Inc.<F2> - cable television        943,000   66,599,375
  <F1>Versatel Telecom International NV -
     telecommunication services                           937,300   33,046,608
  VNU NV - publishing-newspapers                          563,100   29,598,509
                                                                   -----------
                                                                   239,926,527

NEW ZEALAND - 0.3%
  Contact Energy Limited - electric utility             4,231,500    7,406,710

NORWAY - 0.2%
  P4 Radio Hele Norge ASA - radio stations              1,139,600    5,834,980

PORTUGAL  - 0.1%
  <F1>PT Multimedia - Servicos de Telecomunicacoes e
     Multimedia, S.A. - internet service provider          60,200    3,424,479

SINGAPORE - 2.0%
  DBS Group Holdings Limited - money center banks       2,402,807   39,385,548
  Oversea Chinese Banking Corporation Ltd. -
     money center banks                                 2,525,750   23,202,627
                                                                   -----------
                                                                    62,588,175

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                         SHARES       MARKET
                                                          HELD         VALUE
                                                         ------       ------
SPAIN - 1.1%
  Argentaria, Caja Postal y Banco Hipotecario de
     Espana S.A. - commercial bank                        592,000  $13,912,868
  Banco Santander Central Hispano, S.A. -
     money center bank                                  1,669,000   18,897,436
                                                                   -----------
                                                                    32,810,304

SWEDEN - 3.3%
  Alfaskop AB - information technology services           187,900    2,550,529
  <F1>Connecta AB - information technology services       156,000    5,316,723
  <F1>Information Highway AB - information
     technology services                                  189,050   31,326,889
  Pharmacia & Upjohn, Inc.<F2> - pharmaceuticals          295,000   13,275,000
  Telefonaktiebolaget LM Ericsson - Class B (ADR)-
     telecommunications equipment                         758,650   49,833,822
                                                                   -----------
                                                                   102,302,963
SWITZERLAND - 2.6%
  ABB Limited - engineering services                      311,354   38,080,884
  <F1>Geberit International AG - building and
     construction products                                 41,959   14,361,399
  Julius Baer Holding AG - Class B - commercial bank        9,314   28,135,615
                                                                   -----------
                                                                    80,577,898

UNITED KINGDOM - 10.6%
  Carlton Communications PLC - television content       2,750,400   26,789,610
  <F1>Colt Telecom Group PLC -
     telecommunication services                         1,341,800   69,270,416
  <F1>Easynet Group PLC - internet service provider       593,400   16,534,454
  <F1>Energis PLC - telecommunication services            355,959   17,105,673
  Granada Group PLC - television content                  890,000    8,985,107
  Pearson PLC - publisher                                 675,000   21,970,101
  Railtrack Group PLC - rail transportation               964,000   16,194,353
  Reckitt & Colman PLC - household products             1,679,000   15,892,841
  Saatchi & Saatchi PLC - advertising/media services    4,485,100   26,878,143
  Schroders PLC - international merchant banking group    938,000   18,878,788
  Stagecoach Holdings PLC - transportation services     9,751,000   25,043,758
  <F1>Telewest Communications PLC - cable television    5,171,304   27,440,288
  <F1>Thus PLC - telecommunication services             1,718,000   10,850,585
  WPP Group PLC - advertising agency                    1,465,000   22,954,222
                                                                   -----------
                                                                   324,788,339

  TOTAL COMMON AND PREFERRED STOCKS (Cost $1,858,866,262)        2,917,467,817

SHORT TERM INVESTMENTS - 4.2%
  Repurchase agreement with State Street Bank
     and Trust Company, 2.5%, dated 12/31/99, due
     1/3/2000, maturity value $129,660,007,              Par
     collateralized by $132,231,450 market value        Amount
     U.S. Treasury Bond, 8.750%, due 8/15/2020          ------
     (Cost $129,633,000)                             $129,633,000  129,633,000
                                                                   -----------

  TOTAL INVESTMENTS - 99.4% (Cost $1,988,499,262)                3,047,100,817

  OTHER ASSETS LESS LIABILITIES - 0.6%                              19,671,291
                                                                   -----------

  TOTAL NET ASSETS - 100.0%<F4>                                  $3,066,772,108
                                                                 ==============

<F1> Non-income producing security.
<F2> Principally traded in the United States.
<F3> Represents less than 0.1% of net assets.
<F4> Percentages for the various classifications relate to total net assets.
     (ADR) American Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
PORTFOLIO DIVERSIFICATION - DECEMBER 31, 1999 (Unaudited)

                                                     MARKET VALUE   PERCENTAGE
                                                     ------------   ----------
Consumer Cyclical                                    $568,381,185        18.5%
Consumer Non-Cyclical                                  83,596,110         2.7%
Diversified                                             8,985,106         0.3%
Financial                                             386,851,551        12.7%
Industrial                                            279,193,816         9.1%
Technology                                            385,656,856        12.6%
Telecommunications (Equipment and Services)           842,213,313        27.5%
Utilities                                             362,589,880        11.8%
                                                   ---------------------------
TOTAL COMMON AND PREFERRED STOCKS                   2,917,467,817        95.2%
Total short-term investments                          129,633,000         4.2%
                                                   ---------------------------
TOTAL INVESTMENTS                                   3,047,100,817        99.4%
OTHER ASSETS LESS LIABILITIES                          19,671,291         0.6%
                                                   ---------------------------
TOTAL NET ASSETS                                   $3,066,772,108       100.0%
                                                   ===========================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      Statement of Assets and Liabilities
                               December 31, 1999
                                  (Unaudited)

ASSETS:
  Investments in securities, at value
     (cost $1,988,499,262)                                   $3,047,100,817
  Cash                                                                  186
  Receivable from investments sold                               17,282,394
  Receivable from forward currency contracts                     29,167,930
  Receivable from fund shares sold                               20,917,726
  Interest receivable                                                 9,002
  Dividends receivable                                            2,141,165
  Organizational costs                                                7,320
  Other assets                                                        2,005
                                                             --------------
  Total assets                                                3,116,628,545

LIABILITIES:
  Payable for investments purchased                              18,784,977
  Payable for forward currency contracts                         29,150,385
  Payable for fund shares redeemed                                  473,790
  Payable for organizational costs                                    7,320
  Payable for operating expenses                                  1,287,970
  Other liabilities                                                 151,995
                                                             --------------
     Total liabilities                                           49,856,437
                                                             --------------
     Total net assets                                        $3,066,772,108
                                                             ==============
NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding                         $1,967,844,344
  Net unrealized appreciation on investments
     and foreign currency related transactions                1,058,490,803
  Accumulated undistributed net investment loss                 (5,697,533)
  Accumulated undistributed net realized gains
     on investments and foreign currency
     related transactions                                        46,134,494
                                                             --------------
                                                             $3,066,772,108
                                                             ==============

INTERNATIONAL SHARES:
  Net assets                                                 $2,290,574,818
  Shares authorized ($0.01 par value)                         5,000,000,000
  Shares issued and outstanding                                  80,381,784
  Net asset value, offering and redemption
     price per share                                                 $28.50
                                                                     ------

INSTITUTIONAL SHARES:
  Net assets                                                   $776,197,290
  Shares authorized ($0.01 par value)                         5,000,000,000
  Shares issued and outstanding                                  27,204,710
  Net asset value, offering and redemption price per share           $28.53
                                                                     ------

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                            Statement of Operations
                   For the Six Months Ended December 31, 1999
                                  (Unaudited)


INVESTMENT INCOME:
  Interest                                                       $1,062,679
  Dividends (net of foreign taxes withheld of $601,842)           4,527,713
                                                             --------------
  Total investment income                                         5,590,392

EXPENSES:
  Advisory fees                                                   8,155,058
  Transfer agent fees:
  International Shares                                            1,095,742
  Institutional Shares                                               10,021
  Shareholder communications:
  International Shares                                              145,316
  Institutional Shares                                                4,957
  Custodian fees                                                    563,469
  Accounting fees                                                    37,363
  Professional fees                                                  68,017
  Registration fees                                                 227,682
  Director's fees                                                     7,500
  Organizational costs                                                3,660
  Other operating expenses                                           98,056
                                                             --------------
  Total operating expenses                                       10,416,841
                                                             --------------
  Net investment loss                                           (4,826,449)

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:
  Net realized gain (loss) on:
  Investments                                                    60,250,914
  Foreign currency related transactions                           (952,889)
                                                             --------------
                                                                 59,298,025

  Net increase in unrealized appreciation on: Investments       897,397,920
  Foreign currency related transactions                              64,671
                                                             --------------
                                                                897,462,591
                                                             --------------
  Net gain on investments                                       956,760,616
                                                             --------------
  Net increase in net assets resulting from operations         $951,934,167
                                                             ==============

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      Statements of Changes in Net Assets


                                                Six Months
                                                  Ended         Year Ended
                                               December 31,      June 30,
                                                 1999<F1>          1999
                                              ------------     ------------
OPERATIONS:
  Net investment income (loss)                $(4,826,449)       $4,109,783
  Net realized gain (loss) on:
     Investments                                60,250,914       38,449,100
     Foreign currency related transactions       (952,889)        (677,233)
  Net increase (decrease) in unrealized
     appreciation on:
     Investments                               897,397,920       79,783,283
     Foreign currency related transactions          64,671        (137,818)
                                            --------------   --------------
  Net increase in net assets resulting
     from operations                           951,934,167      121,527,115

DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Net investment income:
     International Shares                      (1,581,063)        (944,186)
     Institutional Shares                      (1,166,198)        (257,100)
  Net realized gains on investment
     transactions:
     International Shares                     (36,202,670)      (6,509,837)
     Institutional Shares                     (10,501,625)      (1,271,446)
                                            --------------   --------------

     Total distributions paid to shareholders (49,451,556)      (8,982,569)

FUND SHARE ACTIVITIES:
  Net increase in net assets resulting
     from fund share activities              1,040,784,898      513,780,438
                                            --------------   --------------

  Total increase in net assets               1,943,267,509      626,324,984

  Net assets, beginning of period            1,123,504,599      497,179,615
                                            --------------   --------------
  Net assets, end of period                 $3,066,772,108   $1,123,504,599
                                            ==============   ==============
<F1> Unaudited.

                           ARTISAN INTERNATIONAL FUND
                        (A Series of Artisan Funds, Inc.)
                              Financial Highlights




                                                        Six Months        Year           Year           Year          Period
                                                           Ended          Ended          Ended          Ended          Ended
                                                       December 31,     June 30,       June 30,       June 30,       June 30,
                                                           1999           1999           1998           1997           1996
                                                       Institutional  Institutional  Institutional  International  International
For a share outstanding throughout each period          Shares<F1>       Shares         Shares         Shares       Shares<F2>
----------------------------------------------         -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of period                       $18.70         $16.26         $14.48         $12.08         $10.00

Income from investment operations:
  Net investment income (loss)                             (0.05)       0.11<F3>       0.09<F3>           0.07           0.04
  Net realized and unrealized gains on securities
     and foreign currency transactions                      10.48           2.62           3.04           2.44           2.04
                                                        ---------      ---------      ---------      ---------      ---------
  Total from investment operations                          10.43           2.73           3.13           2.51           2.08
                                                        ---------      ---------      ---------      ---------      ---------

Distributions paid to shareholders:
  Net investment income                                    (0.06)         (0.05)         (0.22)         (0.02)              -
  Net realized gains on investment transactions            (0.54)         (0.24)         (1.13)         (0.09)              -
                                                        ---------      ---------      ---------      ---------      ---------
     Total distributions paid to shareholders              (0.60)         (0.29)         (1.35)         (0.11)              -
                                                        =========      =========      =========      =========      =========

Net asset value, end of period                             $28.53         $18.70         $16.26         $14.48         $12.08

Total return                                            56.7%<F4>          17.6%          24.4%          20.9%      20.8%<F4>
Ratios/supplemental data:
  Net assets, end of period (millions)                     $776.2         $179.6          $82.6         $449.2          $71.5
  Ratio of expenses to average net assets               1.07%<F5>          1.17%          1.25%          1.61%      2.50%<F5>
  Ratio of net investment income (loss) to
     average net assets                               (0.42%)<F5>          0.68%          0.68%          1.07%      1.60%<F5>
  Portfolio turnover rate                              40.88%<F4>         79.41%        109.42%        103.66%     57.00%<F4>



<F1> Unaudited.
<F2> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F3> Computed based on average shares outstanding.
<F4> Not annualized.
<F5> Annualized.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - December 31, 1999 (Unaudited)

(1)  ORGANIZATION:

     The Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. ("Artisan Funds" ) which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series company comprised of four open-end, diversified mutual funds. The Fund commenced operations on December 28, 1995.

     Effective July 1, 1997, the Fund began offering two classes of capital shares, International Shares and Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price is not reflective of a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - December 31, 1999 (Unaudited)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - December 31, 1999 (Unaudited)

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets                      Annual Rate
     ------------------------                      -----------
     Less than $500 million                           1.000%
     $500 million to $750 million                     0.975%
     $750 million to $1 billion                       0.950%
     Greater than $1 billion                          0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.

(4)  ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to the Fund based on relative net assets. Interest is charged on any borrowings at the current federal funds rate plus 0.75%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings made by the Fund during the six month period ended December 31, 1999.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 1999 were $1,570,007,220 and $698,265,059, respectively.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - December 31, 1999 (Unaudited)

(7)  FUND SHARE ACTIVITIES:

     Capital share transactions for the Fund were as follows:

                                                       INTERNATIONAL FUND
                                                 -----------------------------
                                                 INTERNATIONAL   INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 1999                   SHARES         SHARES
                                                 -------------   -------------
Proceeds from shares issued                       $925,298,946   $390,654,273
Net asset value of shares issued in
  reinvestment of distributions                     35,747,848     11,635,093
Cost of shares redeemed                          (309,135,191)   (13,416,071)
                                                 -------------  -------------
NET INCREASE (DECREASE) FROM FUND
  SHARE ACTIVITIES                                $651,911,603   $388,873,295
                                                 =============  =============


                                                      INTERNATIONAL FUND
                                                 -----------------------------
                                                 INTERNATIONAL   INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 1999                   SHARES         SHARES
                                                 -------------   -------------
Shares sold                                         42,832,548     17,657,599
Shares issued from reinvestment of distributions     1,613,170        524,576
Shares redeemed                                   (14,625,809)      (580,239)
                                                 -------------  -------------
Net increase (decrease) in capital shares           29,819,909     17,601,936
                                                 =============  =============


                                                      INTERNATIONAL FUND
                                                 -----------------------------
                                                 INTERNATIONAL   INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                      SHARES         SHARES
                                                 -------------   -------------
Proceeds from shares issued                       $808,115,881   $108,430,376
Net asset value of shares issued in
  reinvestment of distributions                      7,211,053      1,448,132
Cost of shares redeemed                          (376,463,582)   (34,961,422)
                                                 -------------  -------------
NET INCREASE (DECREASE) FROM FUND
  SHARE ACTIVITIES                                $438,863,352    $74,917,086
                                                 =============  =============


                                                      INTERNATIONAL FUND
                                                 -----------------------------
                                                 INTERNATIONAL   INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 1999                      SHARES         SHARES
                                                 -------------   -------------
Shares sold                                         47,804,591      6,392,854
Shares issued from reinvestment of distributions       558,569        112,258
Shares redeemed                                   (23,304,036)    (1,985,942)
                                                 -------------  -------------
Net increase (decrease) in capital shares           25,059,124      4,519,170
                                                 =============  =============

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)
Notes to Financial Statements - December 31, 1999 (Unaudited)

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1999, based on an investment cost of $1,989,707,953 for federal tax purposes is as follows:

          Aggregate gross unrealized
            appreciation on investments            $1,082,412,413
          Aggregate gross unrealized
            depreciation on investments               (25,019,549)
                                                   ---------------
          Net unrealized appreciation              $1,057,392,864
                                                   ===============

The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions of $487,619 from November 1, 1998 to June 30, 1999 are recognized for federal income tax purposes in fiscal 2000.

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
  The letter to shareholders included in this semi-annual report include statistical information about the portfolio of the Fund. The information is as of December 31, 1999; it varies with changes in the Fund's portfolio investments.
--------------------------------------------------------------------------------